UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2022

Bristow Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35701	72-1455213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 267-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VTOL	NYSE

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 3, 2022, the Board of Directors of Bristow Group approved a change in the fiscal year end of the Company from March 31st to December 31st. The Company expects to make the fiscal year change on a prospective basis and will not adjust operating results for prior periods, and the Company will file a transition report on Form 10-K for the transition period ended December 31, 2022. The Company believes aligning its fiscal year with the calendar year will provide numerous benefits, including improving comparability between periods and relative to its peers.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 2, 2022, Bristow Group Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following three proposals were presented, as described in the Proxy Statement:

(1)	Election of eight director nominees named in the Proxy Statement to the Company’s Board of Directors;

(2)	Advisory vote to approve named executive officer compensation; and

(3)	Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 31, 2023.

Proposal 1 - Election of Directors

The following eight director nominees were elected by the Company’s stockholders to serve terms ending at the Company’s 2023 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, by the following votes:

Nominee	For	Withheld	Broker Non-Vote
Christopher S. Bradshaw	25,302,984	108,662	1,380,339
Lorin L. Brass	21,205,514	4,206,132	1,380,339
Wesley E. Kern	25,300,894	110,752	1,380,339
Robert J. Manzo	19,035,574	6,376,072	1,380,339
G. Mark Mickelson	25,304,951	106,695	1,380,339
General Maryanne Miller, Ret.	25,300,931	110,715	1,380,339
Christopher Pucillo	20,795,100	4,616,546	1,380,339
Brian D. Truelove	21,207,788	4,203,858	1,380,339

Proposal 2 - Advisory Vote to Approve Named Executive Officer Compensation

The advisory vote to approve named executive officer compensation was approved by the Company’s stockholders by the following vote:

For	Against	Abstain	Broker Non-Vote
24,661,486	745,928	4,232	1,380,339

Proposal 3 – Ratification of the Appointment of Independent Auditors

The ratification of the appointment of KPMG LLP as the Company’s independent auditors for the Company’s fiscal year ending March 31, 2023 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
26,736,729	54,666	590	None

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: August 5, 2022	By:	/s/ Crystal L. Gordon
Crystal L. Gordon
Senior Vice President, General Counsel, Head of Government Affairs, and Corporate Secretary